ADVANCED SERIES TRUST

AST Marsico Capital Growth Portfolio
AST Advanced Strategies Portfolio

PRUDENTIAL SERIES FUND
Global Portfolio

Supplement dated July 12, 2012 to the current Prospectus and Statement of Additional Information of each of the Portfolios named above.

Effective July 20, 2012, A. Douglas Rao will no longer serve as a co-portfolio manager for the Marsico subadvised portion of the Portfolios listed above. All references to Mr. Rao in the Prospectus and Statement of Additional Information are deleted as of that date.

ASTPSFSUP1